EXHIBIT 10.4

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT (I)

IS NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED, OR (II) CONTAINS PERSONALLY

IDENTIFIABLE INFORMATION, OMITTED PURSUANT TO ITEM 601(A)(6) UNDER REGULATION S-K.

FIRST AMENDMENT TO CONSULTING SERVICES AGREEMENT

This FIRST AMENDMENT, effective as of 1 September 2024 (the “Amendment Date”) is made between:

(1)

Volition Global Services SRL, a company incorporated under the laws of Belgium with company number BE0773412276 whose principal office is at 22 Rue Phocas Lejeune, Parc Scientifique, 5032, Isnes, Belgium (the “Company”);

and

(2)	3F Management SPRL, a company located at [***] (the “Consultant”)

(referred to herein individually as a “Party” or collectively as the “Parties”)

RECITALS

(A)	WHEREAS, this FIRST AMENDMENT is supplemental to the Consulting Services Agreement between the Parties dated September 15, 2021 (the “Agreement”);

(B)	WHEREAS, the Parties hereto desire by this FIRST AMENDMENT to amend the terms of the Agreement.

NOW, THEREFORE, for and in consideration of the covenants set forth herein, the Parties agree that the Agreement is hereby amended as follows:

1.	The Services to be performed under Exhibit A of the Agreement are hereby modified and shall now read as follows:

“During the Term the Consultant shall procure that the Individual shall be responsible for all areas that would be expected from:

•	the Chief Executive Officer of Volition Global Services SRL (“VGS”), as reasonably and lawfully directed by the Board of Managers of VGS ;
•	the Chief Operating Officer of VolitionRx Limited (“VNRX”), as reasonably and lawfully directed by the Chief Executive Officer of VNRX;
•	the Chief Executive Officer of Volition America, Inc. (“Volition America”), as reasonably and lawfully directed by the Board of Directors of Volition America; and
•	a Manager and President of Volition Veterinary Diagnostics Development, LLC (“Volition Veterinary”), as reasonably and lawfully directed by the Board of Managers of Volition Veterinary.”

2.	The Fees to be paid under Exhibit A of the Agreement are hereby modified and shall now read as follows:

“From the Amendment Date the Monthly Fee shall be €12,797 (increasing to €15,598 on November 1, 2024) payable by the Company to the Consultant, based on the Individual spending sufficient time as is reasonably required in the performance of the Services.”

3.	Except as expressly amended hereby, all terms of the Agreement shall remain unchanged and in full force and effect.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Parties have signed this Agreement as of the Effective Date intending it to take effect as an instrument under seal.

VOLITION GLOBAL SERVICES SRL	3F MANAGEMENT SPRL

/s/ Terig Hughes	/s/ Gaetan Michel
By: Terig Hughes	By: Gaetan Michel
Position: Manager	Position: Managing Director
Date: September 26, 2024	Date: September 26, 2024

Notice Address	Notice Address
22 Rue Phocas Lejeune, Parc Scientifique	[***]
5032 Isnes,	[***]
Belgium	[***]

Acknowledged and agreed:

INDIVIDUAL

/s/ Gaetan Michel
Gaetan Michel
Date: September 26, 2024

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